Mueller Water Products, Inc. and Subsidiaries
Condensed Consolidated Pro Forma Financial Statements - Unaudited

This unaudited pro forma financial information should be read in conjunction with the consolidated financial statements of Mueller Water Products, Inc. (the "Company") included in its annual report on Form 10-K for the year ended September 30, 2011 and its unaudited condensed consolidated financial statements included in its quarterly report on Form 10-Q for the quarter ended December 31, 2011.

On March 7, 2012, the Company entered into a purchase agreement to sell its United States Pipe and Foundry Company, LLC and Fast Fabricators, LLC (together, "U.S. Pipe") business units to an affiliate of Wynnchurch Capital, Ltd. for a purchase price of $89.8 million in cash, subject to post-closing adjustments, and the agreement by the purchaser to reimburse the Company for certain liabilities, currently estimated at $10.2 million. The sale of U.S. Pipe is expected to be completed in the Company's third quarter ending June 30, 2012.

The following condensed consolidated pro forma financial statements have been prepared to give effect to the sale of U.S. Pipe as if the sale had occurred at earlier dates such that the assets, liabilities, sales and expenses of U.S. Pipe are not reflected in these financial statements. The resulting financial information of the continuing operations of the Company are not necessarily indicative of future results, including the amount of net proceeds that will ultimately be realized by the Company.

Mueller Water Products, Inc. and Subsidiaries
Condensed Consolidated Pro Forma Balance Sheet - Unaudited
December 31, 2011

		Pro forma adjustments
	Previously	U.S. Pipe		Proceeds
	reported	items		and other		Pro forma
	(in millions)
Assets:
Cash and cash equivalents	$39.6	$0.2		$88.8	(a)	$128.6
Receivables, net	197.8	(75.7)		—		122.1
Inventories	250.6	(60.5)		—		190.1
Deferred income taxes	29.3	—		—		29.3
Other current assets	56.7	(7.3)		2.8	(b)	52.2
Total current assets	574.0	(143.3)		91.6		522.3
Property, plant and equipment, net	239.4	(98.3)		—		141.1
Identifiable intangible assets	603.3	(8.2)		—		595.1
Other noncurrent assets	30.3	(1.0)		7.4	(b)	36.7
Total assets	$1,447.0	$(250.8)		$99.0		$1,295.2

Liabilities and stockholders' equity:
Current portion of long-term debt	$0.9	$—		$—		$0.9
Accounts payable	97.2	(32.0)		—		65.2
Other current liabilities	74.8	(5.8)		—		69.0
Total current liabilities	172.9	(37.8)		—		135.1
Long-term debt	677.6	—		—		677.6
Deferred income taxes	153.2	—		—		153.2
Other noncurrent liabilities	75.8	—		—		75.8
Total liabilities	1,079.5	(37.8)		—		1,041.7

Commitments and contingencies

Common stock	1.6	—		—		1.6
Additional paid-in capital	1,591.8	—		—		1,591.8
Accumulated deficit	(1,173.5)	(213.0)	(c)	99.0	(c)	(1,287.5)
Accumulated other comprehensive loss	(52.4)	—		—		(52.4)
Total stockholders' equity	367.5	(213.0)		99.0		253.5
Total liabilities and stockholders' equity	$1,447.0	$(250.8)		$99.0		$1,295.2

(a) Net proceeds, including estimated purchase price adjustments, selling and other expenses.
(b) Workers compensation claim cost reimbursements due from Purchaser as claims are paid.
(c) Collectively, the estimated loss related to the sale of U.S. Pipe.

Mueller Water Products, Inc. and Subsidiaries
Condensed Consolidated Pro Forma Statement of Operations from Continuing Operations - Unaudited
Three Months Ended December 31, 2011

		Pro forma adjustments
	Previously	U.S. Pipe
	reported	items		Other		Pro forma
	(in millions, except per share amounts)

Net sales	$311.5	$(96.1)		—		$215.4
Cost of sales	259.7	(97.1)		—		162.6
Gross profit	51.8	1.0		—		52.8

Operating expenses:
Selling, general and administrative	53.4	(6.9)		(0.2)	(b)	46.3
Restructuring	1.3	(0.9)		—		0.4
Total operating expenses	54.7	(7.8)		(0.2)		46.7

Operating income (loss) from continuing operations	(2.9)	8.8		0.2		6.1

Interest expense, net	15.7	(0.1)		—		15.6
Income (loss) from continuing operations
before income taxes	(18.6)	8.9		0.2		(9.5)

Income tax expense (benefit)	(6.7)	3.0	(a)	—	(a)	(3.7)

Income (loss) from continuing operations	$(11.9)	$5.9		$0.2		$(5.8)

Weighted average shares outstanding	156.0					156.0

Loss from continuing operations per share	$(0.08)					$(0.04)

Reconciliations of non-GAAP to GAAP information:

Operating income (loss) from continuing operations	$(2.9)	$8.8		$0.2		$6.1
Restructuring	1.3	(0.9)		—		0.4
Adjusted operating income (loss) from
continuing operations	(1.6)	7.9		0.2		6.5
Depreciation	11.8	(4.2)		—		7.6
Amortization	7.6	(0.2)		—		7.4

Adjusted EBITDA from continuing operations	$17.8	$3.5		$0.2		$21.5

Income (loss) from continuing operations	$(11.9)	$5.9		$0.2		$(5.8)
Adjustments, net of tax:
Restructuring	0.8	(0.6)		—		0.2
Interest rate swap contracts	0.8	—		—		0.8
Adjusted income (loss) from continuing
operations	$(10.3)	$5.3		$0.2		$(4.8)

Adjusted loss from continuing operations per share	$(0.07)					$(0.03)

Net debt at December 31, 2011:
Current portion of long-term debt	$0.9	—		—		$0.9
Long-term debt	677.6	—		—		677.6
Less cash and cash equivalents	(39.6)	(0.2)		(88.8)		(128.6)
	$638.9	$(0.2)		$(88.8)		$549.9
Adjusted EBITDA from continuing operations:
Three months ended December 31, 2011	$17.8	$3.5		$0.2		$21.5
Year ended September 30, 2011	95.8	23.5		1.0		120.3
Three months ended December 31, 2010	(17.7)	(4.9)		(0.6)		(23.2)
12 months ended December 31, 2011	$95.9	$22.1		$0.6		$118.6

Leverage (net debt ÷ adjusted EBITDA from continuing operations)	6.7					4.6

(a) Income taxes have been provided at the U.S. federal statutory rate of 35%.
(b) Corporate professional fees related to the sale of U.S. Pipe and items related to retained liabilities.

Mueller Water Products, Inc. and Subsidiaries
Condensed Consolidated Pro Forma Statement of Operations from Continuing Operations - Unaudited
Year Ended September 30, 2011

		Pro forma adjustments
	Previously	U.S. Pipe
	reported	items		Other		Pro forma
	(in millions, except per share amounts)

Net sales	$1,339.2	$(374.6)		—		$964.6
Cost of sales	1,105.1	(388.7)		—		716.4
Gross profit	234.1	14.1		—		248.2

Operating expenses:
Selling, general and administrative	219.9	(28.0)		(1.0)	(b)	190.9
Restructuring	7.5	(3.9)		—		3.6
Total operating expenses	227.4	(31.9)		(1.0)		194.5

Operating income from continuing operations	6.7	46.0		1.0		53.7

Interest expense, net	65.6	0.1		—		65.7
Income (loss) from continuing operations
before income taxes	(58.9)	45.9		1.0		(12.0)

Income tax expense (benefit)	(20.8)	16.1	(a)	0.3	(a)	(4.4)

Income (loss) from continuing operations	$(38.1)	$29.8		$0.7		$(7.6)

Weighted average shares outstanding	155.3					155.3

Loss from continuing operations per share	$(0.25)					$(0.05)

Reconciliations of non-GAAP to GAAP information:

Operating income from continuing operations	$6.7	$46.0		$1.0		$53.7
Restructuring	7.5	(3.9)		—		3.6
Adjusted operating income from continuing
operations	14.2	42.1		1.0		57.3
Depreciation	51.5	(17.6)		—		33.9
Amortization	30.1	(1.0)		—		29.1

Adjusted EBITDA from continuing operations	$95.8	$23.5		$1.0		$120.3

Income (loss) from continuing operations	$(38.1)	$29.8		$0.7		$(7.6)
Adjustments, net of tax:
Restructuring	4.6	(2.5)		—		2.1
Interest rate swap contracts	4.9	—		—		4.9
Adjusted income (loss) from continuing
operations	$(28.6)	$27.3		$0.7		$(0.6)

Adjusted income (loss) from continuing operations
per share	$(0.18)					$—

(a) Income taxes have been provided at the U.S. federal statutory rate of 35%.
(b) Corporate professional fees related to the sale of U.S. Pipe and items related to retained liabilities.

Mueller Water Products, Inc. and Subsidiaries
Condensed Consolidated Pro Forma Statement of Operations from Continuing Operations - Unaudited
Three Months Ended December 31, 2010

		Pro forma adjustments
	Previously	U.S. Pipe
	reported	items		Other		Pro forma
	(in millions, except per share amounts)

Net sales	$287.6	$(74.4)		—		$213.2
Cost of sales	238.0	(76.8)		—		161.2
Gross profit	49.6	2.4		—		52.0

Operating expenses:
Selling, general and administrative	52.0	(7.0)		(0.6)	(b)	44.4
Restructuring	1.9	(0.9)		—		1.0
Total operating expenses	53.9	(7.9)		(0.6)		45.4

Operating income (loss) from
continuing operations	(4.3)	10.3		0.6		6.6

Interest expense, net	15.9	—		—		15.9
Income (loss) from continuing operations
before income taxes	(20.2)	10.3		0.6		(9.3)

Income tax expense (benefit)	(8.1)	3.6	(a)	0.2	(a)	(4.3)

Income (loss) from continuing operations	$(12.1)	$6.7		$0.4		$(5.0)

Weighted average shares outstanding	154.9					154.9

Loss from continuing operations per share	$(0.08)					$(0.03)

Reconciliations of non-GAAP to GAAP information:

Operating income (loss) from continuing	$(4.3)	$10.3		$0.6		$6.6
operations
Restructuring	1.9	(0.9)		—		1.0
Adjusted operating income (loss) from
continuing operations	(2.4)	9.4		0.6		7.6
Depreciation	12.6	(4.2)		—		8.4
Amortization	7.5	(0.3)		—		7.2

Adjusted EBITDA from continuing operations	$17.7	$4.9		$0.6		$23.2

Income (loss) from continuing operations	$(12.1)	$6.7		$0.4		$(5.0)
Adjustments, net of tax:
Restructuring	1.2	(0.6)		—		0.6
Interest rate swap contracts	1.2	—		—		1.2
Adjusted income (loss) from continuing
operations	$(9.7)	$6.1		$0.4		$(3.2)

Adjusted income (loss) from continuing operations
per share	$(0.06)					$(0.02)

(a) Income taxes have been provided at the U.S. federal statutory rate of 35%.
(b) Corporate professional fees related to the sale of U.S. Pipe and items related to retained liabilities.